Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2023
Accounts Payable and Accrued Expenses [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

10. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of December 31, 2023 and 2022 consisted of:

	December 31, 2023	December 31, 2022

Deferred bonus and salaries payable	$451,660	$5,084,969
Research and development expenses payable	1,162,155	563,913
Professional fees payable	175,324	226,407
Cost of healthcare services payable	61,826	138,316
Insurance expenses payable	27,463	33,367
Others	15,913	119,835
	$1,894,341	$6,166,807

On March 31, 2023, the Group entered into exchange agreements and cancelled 177,667 existing vested and unvested share options held by related parties option holders and cancelled its obligations for deferred cash bonus payables of $3.1 million by granting 403,820 share options with 6 months vesting period (see Note 17). The settlement of obligations of $3.1 million deferred cash bonus payables was deemed as capital contribution from related parties and was credited to additional paid-in capital.

On March 31, 2023, the Group entered into exchange agreements and cancelled 70,428 existing vested and unvested share options held by non-related parties option holders and cancelled its obligations for deferred cash bonus payables of $1.6 million by issuance of 70,430 fully vested Class A Ordinary Shares (see Note 16). The reversal of deferred cash bonus payables for $1.0 million and $0.6 million was credited to research and development expenses and general and administrative fees, respectively.